3500 S Wadsworth Blvd Suite 405 Lakewood Colorado 80235 Switchboard +1 303 986 5135 Facsimile +1 303 986 5136 A member of the FirstRand Group

Standard Gold Corp. 897 Quail Run Drive Grand Junction, CO 81505 United States of America	30 June 2016
Bullfrog Gold Corp. 897 Quail Run Drive Grand Junction, CO 81505 United States of America
RMB Australia Holdings Limited Level 15, 60 Castlereagh Street Sydney, New South Wales 2000 Australia
RMB Resources Inc. Suite 405 3500 Wadsworth Boulevard Lakewood, CO 80235 United States of America

Dear Sirs

Standard Gold Corp., Bullfrog Gold Corp., RMB Australia Holdings Limited and RMB Resources Inc. - Payout Letter

1

Background

We refer to:

(a)

the facility agreement dated as of 12 December 2012 between Standard Gold Corp. (as Borrower), Bullfrog Gold Corp. (as Guarantor), RMB Australia Holdings Limited (RMBAH) (as Financier) and RMB Resources Inc. (as Agent) (Facility Agreement); and

(b)

the promissory note due 10 December 2014 granted by the Borrower in favour of RMBAH (Promissory Note).

2

Definitions and interpretation

Unless otherwise specified, capitalised terms in this letter have the meaning given to them under the Facility Agreement.

3

Payout of the Facility Agreement

(a)

The Guarantor has notified the Agent that on or before 15 July 2016 (Payout Date), the Guarantor will:

(1)

pay in cash to [the Agent][RMBAH] US$250,000 (RMBAH Payout Amount), in accordance with the instructions set out in the Schedule to this letter; and

(2)

issue 1 million Shares to RMBAH,

(Completion).

(b)

In order to satisfy paragraph 3(a)(2), the Guarantor must:

(1)

issue the Shares free from any Encumbrance or other third party rights;

(2)

obtain all approvals required to permit the issue of the Shares to RMBAH and to ensure the Shares are, subject to paragraph 3(b)(4), tradeable by RMBAH on the Exchange;

(3)

provide evidence to RMBAH of the due allotment and issue of the Shares; and

(4)

issue a share certificate to RMBAH evidencing the foregoing and bearing the following legend:

“The securities of Bullfrog Gold Corp. (the “Company”) evidenced by this Certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and no interest may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (i) there is an effective registration statement under the Securities Act and applicable state securities laws covering any transaction involving the securities, (ii) the Company receives an opinion of legal counsel for the holder of the securities satisfactory to the Company stating that the transaction is exempt from registration, or (iii) the Company otherwise satisfies itself that the transaction is exempt from registration. The Company will not require the holder to provide a legal opinion for transfers of these securities if a transfer is made in full compliance with Rule 144 of the Securities Act.”.

4

RMBAH and Agent acknowledgments and agreements

Each of RMBAH and the Agent acknowledges and agrees that upon Completion:

(a)

each of the Borrower and the Guarantor is released, forever and in full, from its obligations and liabilities under the Facility Agreement and each other Transaction Document, excluding those obligations and liabilities arising under:

(1)

this letter; and

(2)

any documents necessary, expedient or desirable to give effect to the releases contemplated by this letter;

(b)

the Guarantor is released, forever and in full, from its obligations under any guarantee given under the Facility Agreement and any guarantee made by the Guarantor in favour of RMBAH or the Agent is terminated and is of no further force and effect;

(c)

the:

(1)

Securities; and

(2)

any other Encumbrances granted in connection with the Facility Agreement or any other Transaction Documents,

(together, the Released Assets) are released and discharged and the Guarantor and its counsel are irrevocably authorised to terminate all registrations and recordings filed in connection with the Released Assets, including those set out in paragraph 5.

5

Further assurance

(a)

Within 5 Business Days after the Payout Date, to reflect the release of the security under this letter, RMBAH must:

(1)

file terminations of the Uniform Commercial Code-1 documents in the Secretary of State offices in Delaware, Colorado and Nevada; and

(2)

record a Substitution of Trustee in the official real estate records of Nye County, Nevada, naming itself as “Trustee”, and reconveying the “Property” (as those terms are defined in the Bullfrog Gold Project Deed of Trust) to the Borrower.

(b)

In addition to paragraph 5(a) of this letter, RMBAH and the Agent must take all reasonable steps and execute all documents reasonably required by the Guarantor and the Borrower to give effect to paragraph 4(a) of this letter.

6

Release by Guarantor

Except for RMBAH and the Agent’s obligations under this letter, upon Completion, each of the Borrower and the Guarantor releases and discharges, forever and in full, RMBAH and the Agent of and from any and all actions, causes of action, suits, debts, duties, accounts, bonds, covenants, contracts, claims and demands whatsoever which it now has or will have for or by reason of or arising out of or in connection with any of the Facility Agreement or any of the other Transaction Documents.

7

Miscellaneous

(a)

This letter shall be governed by and construed in accordance with the laws of the State of Colorado and the laws of the United States of America which are applicable in the State of Colorado.

(b)

This letter may be signed in any number of counterparts (including counterparts by facsimile or other electronic transmission) and all counterparts together constitute one and the same instrument.

8

Acceptance and termination

The undersigned has signed below to indicate its consent to be bound by the terms and conditions of this letter. By countersigning this letter the Guarantor and the Borrower acknowledge and agree to the terms of this letter.

The provisions of this letter will inure to the benefit of and be binding upon the parties to this letter and their respective successors and assigns.

Unless RMBAH and the Agent agree in writing otherwise, if Completion does not occur by the Payout Date, this letter will automatically terminate and be of no further force or effect.

[Remainder of page left intentionally blank]

Yours truly,

RMBAH

Signed for RMB Australia Holdings Limited by its attorney

sign here	/s/ Rowen Cross
Attorney

print name	Rowen Cross

sign here	/s/ Lauren Claxon
Witness

print name	Lauren Claxon

Agent

Signed for RMB Resources Inc. by its attorney

sign here	/s/ Rowen Cross
Attorney

print name	Rowen Cross

sign here	/s/ Lauren Claxon
Witness

print name	Lauren Claxon

Acknowledgment and acceptance

Borrower

Signed by Standard Gold Corp. by its authorized signatories

sign here	/s/ David C. Beling

print name	David C. Beling

sign here

print name

Guarantor

Signed by Bullfrog Gold Corp. by its authorized signatories

sign here	/s/ David C. Beling
Attorney

print name	David C. Beling

sign here

print name

Schedule

Payment wire instructions

[omitted]